T. Rowe Price International Stock Portfolio

Supplement to Prospectus Dated May 1, 2014

In section 1, the portfolio manager table under “Management” is supplemented as follows:

Effective April 1, 2015, Richard N. Clattenburg will replace Robert W. Smith as the fund’s portfolio manager and Chairman of the fund’s Investment Advisory Committee. Mr. Clattenburg joined T. Rowe Price in 2005.

In section 3, the disclosure under “Portfolio Management” is supplemented as follows:

Effective April 1, 2015, Richard N. Clattenburg will replace Robert W. Smith as Chairman of the fund’s Investment Advisory Committee. Mr. Clattenburg joined the Firm in 2005 and his investment experience dates from 2003. During the past five years, he has served as an equity research analyst and assisted portfolio managers in executing the Firm’s international equity strategies.

The date of this supplement is September 30, 2014.

E301-041 9/30/14